UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2004

UNITED PANAM FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	000-24051	94-3211687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Westerly Place, Suite 200 Newport Beach, CA	92260
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 224-1917

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)(1) Previous independent accountants.

(i) On September 24, 2004, United Pan Am Financial Corp. (the “Company”) received a letter from KPMG LLP (“KPMG”), its independent auditors, confirming a telephone conversation with the Company that “the client-auditor relationship between [the Company] and [KPMG] has ceased.”

(ii) The reports of KPMG on the Company’s consolidated financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except as follows:

KPMG’s report on the consolidated financial statements of United Pan Am Financial Corp. as of and for the years ended December 31, 2003 and 2002, contained a separate paragraph stating that “the consolidated financial statements have been restated as discussed in Note 2.”

(iii) The resignation of KPMG has been approved by the Audit Committee of the Company’s Board of Directors. The Audit Committee has discussed with representatives of KPMG certain material weaknesses in internal controls, as described below, noted by KPMG and has taken certain actions, as described below, to address such weaknesses, in addition to actions previously taken by the Company, including the restatement of its financial statements for the years ended December 31, 2002 and 2003, and for the quarter ended March 31, 2004.

(iv) During the last two fiscal years and the subsequent interim period through September 24, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years.

(v) In connection with its audit for the two most recent fiscal years and through September 24, 2004, KPMG has advised the Company that it noted certain material weaknesses in the Company’s internal financial reporting and accounting controls, as described below. The material weaknesses identified relate to the processes for determining the adequacy of allowances for loan losses and resources in the Company’s financial reporting and accounting departments.

Processes for Determining Adequacy of Allowances for Loan Losses. In August 2004, it came to the attention of the Company that an error had occurred in the application of the individual static pool methodology utilized in estimating the appropriate amount of the allowance for loan losses and the related provision for loan losses and, as a result, the Company restated its financial statements for the years ended December 31, 2002 and 2003. The error in the application of the individual static pool methodology was such that deficiencies in the allowance for loan losses for individual static pools did not always result in an appropriate corresponding provision for loan losses to increase the allowance for that pool. The Company’s pool-by-pool analysis was not sufficient to identify, on a timely basis, the additional provisions required to compensate for allowance shortfalls on an individual pool basis. In addition, the documentation of the systematic methodology for measuring loan losses and evaluating the appropriateness of the allowance for loan losses should be considered with the principles set forth in Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin No. 102. As a result, the Company determined that an additional provision for loan losses in the amount of $4,869,000 was required for 2002.

Corrective Actions in Connection with Processes for Determining Loan Loss Allowances. In addition to establishing the additional provision for loan losses for 2002, the Company has adopted and will continue to evaluate and enhance steps to formalize the process for determining the allowance for loan losses on a consistent basis, including establishing review and monitoring mechanisms for verifying the validity of the underlying data used in arriving at the allowance need, and evaluating, on an ongoing basis, the documentation of its methodology, consistent with applicable accounting principles, including SEC Staff Accounting Bulletin No. 102.

Resources in Financial Reporting and Accounting Departments. In connection with the restatement of its annual report for 2003 and its quarterly report for the quarter ended March 31, 2004, two other errors were noted in the compilation of certain financial information, relating to the computation of earnings per share, as well as the discussion and disclosure of the various activities and related accounting and reporting of such information, relating to the classification of certain discontinued operations, which appeared in the previously filed reports for those periods. Those errors were corrected in the restated reports previously filed. These material weaknesses included inadequate monitoring over financial accounting standards that have been implemented and inadequate controls to appropriately interpret and implement financial accounting standards in accordance with generally accepted accounting principles.

Corrective Actions in Connection with Resources in Financial Reporting and Accounting Functions. The Company determined that such errors indicated the need for enhanced internal controls in the financial reporting function. In order to address this need, the Company has taken actions to, and will, on an ongoing basis, continue to evaluate and enhance the independent monitoring over financial accounting standards implemented by the Company, and to appropriately interpret and implement financial accounting standards in accordance with generally accepted accounting principles. Specifically, the Company has evaluated and will evaluate on an ongoing basis the need for additional resources in the financial reporting and accounting functions in order to ensure that the resources of those functions are sufficient to provide necessary internal control. Based upon that analysis and review, the Company intends to employ additional support personnel, including a controller with financial reporting background, to allow existing resources in the Company’s financial reporting and accounting functions to perform the enhanced internal control activities described above.

(2) Engagement of new independent accountants. The Audit Committee is in discussions with a number of independent registered public accounting firms for selection as replacement to KPMG.

(3) Statement of previous independent accountants. The Company has asked KPMG to furnish it with a letter addressed to the SEC stating whether it agrees or disagrees with the above statements and a copy of that letter is attached as Exhibit 16.1 to this Report. The Company has authorized KPMG to fully respond to the inquiries of the successor accountants to be selected by the Company.

Certain matters discussed in this report may constitute forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Such risks and uncertainties could cause timing of events to differ significantly from those discussed above as a result of various factors, including but not limited to, timing of selection of an independent public accounting firm and other risks, some of which may be identified from time to time in our filings with the SEC.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a) Financial statements of businesses acquired.

(b) Pro forma financial information.

(c) Exhibits.

Exhibit No.	Description of Exhibit
16.1	Letter from KPMG dated September 30, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United PanAm Financial Corp.
(Registrant)

Date September 30, 2004	/s/ Ray Thousand
Ray Thousand President and Chief Executive officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
16.1	Letter from KPMG dated September 30, 2004